Current Liabilities - Warranty Liability	12 Months Ended
Dec. 31, 2022
Current Liabilities - Warranty Liability [Abstract]
Current liabilities - Warranty liability

Note 17. Current liabilities - Warranty liability

	Consolidated		Consolidated
	2022	2021	2022
	AUD$	AUD$	$

Warrants at fair value	1,097,520	-	745,598

On 25 August 2022 the Company completed its US listing via the issuance of 3,220,338 ADSs (American Depository Shares) and the accompanying 3,220,338 pre-funded warrants for a total consideration of $13,299,996. One ADS represents 275 ordinary shares in the Company. One pre-funded warrant gives the holder the right to purchase one ADS. The warrants have 5-year term, and they can be exercised any time before expiry date 24 August 2027.

The warrants represent financial liabilities at fair value through profit or loss.

Refer to note 20 for further information on issued capital.